UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 1, 2007
COOPER TIRE & RUBBER COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	1-04329	34-4297750

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

701 Lima Avenue, Findlay, Ohio		45840

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (419) 423-1321
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On May 1, 2007, Cooper Tire & Rubber Company, a Delaware corporation (the “Company”), entered into an Indemnification Agreement (the “Indemnification Agreement”) with Roy V. Armes, the Company’s President, Chief Executive Officer and Director (the “Indemnitee”). The Indemnification Agreement is substantially the same as the indemnification agreements into which the Company entered on December 18, 2006 with its other Directors and certain executive officers. The Company previously reported its entry into indemnification agreements with its other Directors and certain executive officers on a Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on December 20, 2006 (the “December 2006 8-K”).
     Generally, the Indemnification Agreement provides that the Company will indemnify the Indemnitee to the fullest extent permitted or required by Delaware law. The Indemnitee is not entitled to indemnification for any claim initiated by the Indemnitee against the Company or any Company director or officer unless the Company has joined in or consented to such claim. The Company will advance certain expenses to the Indemnitee prior to the final disposition of certain claims against the Indemnitee only if the Indemnitee executes and delivers to the Company an undertaking to repay any advanced amounts if he is ultimately determined to be not entitled to indemnification under the Indemnification Agreement. In certain situations, the Indemnitee will be required to meet certain statutory standards of conduct in order to be indemnified by the Company under the Indemnification Agreement. Pursuant to the Indemnification Agreement, the Company has agreed to refrain from amending its Restated Certificate of Incorporation or Bylaws to diminish the Indemnitee’s rights to indemnification provided by the Indemnification Agreement or other indemnity provisions. The Company has also agreed to use commercially reasonable efforts to maintain a minimum level of directors’ and officers’ liability insurance coverage for the Directors and officers of the Company.
     The summary of the Indemnification Agreement described above is qualified in its entirety by reference to the form Indemnification Agreement for Directors and Officers filed by the Company as Exhibit 10.1 to the December 2006 8-K, which form Indemnification Agreement for Directors and Officers is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

Exhibit Number	Description
10.1	Form Indemnification Agreement for Directors and Officers (incorporated herein by reference to the Company’s Current Report on Form 8-K (Commission No. 001-04329) filed with the SEC on December 20, 2006)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER TIRE & RUBBER COMPANY

	By:	/s/ James E. Kline
	Name:	James E. Kline
	Title:	Vice President, General Counsel and Secretary
Date: May 3, 2007

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form Indemnification Agreement for Directors and Officers (incorporated herein by reference to the Company’s Current Report on Form 8-K (Commission No. 001-04329) filed with the SEC on December 20, 2006)